Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 30 – December 31, 2009

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No
Cash disbursements journals		No
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Blake Tohana	February 1, 2010
Signature of Authorized Individual*	Date

Blake Tohana	EVP + CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 30 – December 31, 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	2,413,329	0		641,842	3,055,171		801,229
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE							90,752
LOANS AND ADVANCES
SALE OF ASSETS				79,872,010	79,872,010		87,520,438
OTHER (ATTACH LIST)	3,569,560			108	3,569,668		30,980,811
TRANSFERS (FROM DIP ACCTS)	12,957,717				12,957,717		56,267,475

TOTAL RECEIPTS	16,527,277			79,872,118	96,399,395		174,859,476

NET PAYROLL	267,647				267,647		2,520,766
PAYROLL TAXES	145,272				145,272		1,585,404
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES	8,325				8,325		56,516
INSURANCE	1,093,031				1,093,031		10,429,787
ADMINISTRATIVE	341,029			144	341,173		5,523,017
SELLING
OTHER (ATTACH LIST)	2,863,549			27,794.396	30,657,945		69,151,221

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)	6,400,000				6,400,000		11,874,603

PROFESSIONAL FEES	3,414,126				3,414,126		17,341,080
U.S. TRUSTEE QUARTERLY FEES	10,276				10,276		61,540
COURT COSTS
TOTAL DISBURSEMENTS	14,543,255			27,794.540	42,337,795		118,543,934

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	1,984,022			52,077,578	54,061,600		56,315,542

CASH - END OF MONTH	4,397,351			52,719,420	57,116,771		57,116,771

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS (LESS TRANSFERS TO OTHER ACCOUNTS)		$42,337,795
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$6,400,000
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$35,937,795

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 30 – December 31, 2009

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
BALANCE PER BOOKS	#	#	#	#

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*

*Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount

OTHER (RECEIPTS)
Foreign Exchange Revaluation		(7,580)
Funding from various business units		3,300,000
ATM Revenue net of fees		18,025
Pepsi Sponsorship Revenue		250,000
Various cash receipts		9,115
Earned Interest								108

OTHER (DISBURSEMENTS)
401K payments/advances		177,985
Employee Travel Expenses		88,822
DIP Loan interest, arrangement fee and commitment fee payment		1,465,570
BMO letter of credit fees and interest payment		269,985
Magna International Inc.		270,336
NTRA dues		330,959
Directors retainer fee		27,588
Remington Park pre-petition payables		232,304
Principal repayment on DIP Loan								27,794,396

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 30 – December 31, 2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	165,933
+ Amounts billed during the period	193,119
- Amounts collected during the period	—
Total Accounts Receivable at the end of the reporting period	359,052

Accounts Receivable Aging
0 - 30 days old	193,119
31 - 60 days old	45,942
61 - 90 days old	36,009
91+ days old	83,982
Total Accounts Receivable	359,052
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	359,052

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 30 – December 31, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
FTI Consulting, Inc.	Dec 1 – Dec 31, 2009	$189,508	Magna Entertainment Corp.	Wire Payment	12/4/2009	$165,000	$24,508	$1,651,375	$130,792
Kramer Levin Naftalis & Frankel LLP	Oct 1 – Oct 31, 2009	$94,612	Magna Entertainment Corp.	Wire Payment	12/18/2009	$89,585	$5,027	$2,318,838	$128,999
Richards Layton & Finger, P.A.	Sep 1 – Sep 30, 2009	$39,303	Magna Entertainment Corp.	Wire Payment	11/30/2009	$34,954	$4,349	$238,341	$23,279
Weil, Gotshal & Manges LLP								$3,248,716	$97,730
Miller Buckfire & Co., LLC	Sep 1 – Sep 30, 2009	$133,297	Magna Entertainment Corp.	Wire Payment	12/18/2009	$120,000	$13,297	$940,645	$157,464
Osler, Hoskin & Harcourt LLP	Sep 1 – Sep 30, 2009	$110,608	Magna Entertainment Corp.	Wire Payment	11/30/2009	$109,315	$1,293	$942,835	$22,493
Alix Partners, LLC	Jun 1 – Jun 30, 2009	$13,943	Magna Entertainment Corp.	Wire Payment	12/18/2009	$6,862	$7,081	$195,774	$46,249
Blackstone Advisory Services L.P.	Sep 1 – Sep 30, 2009	$120,381	Magna Entertainment Corp.	Wire Payment	12/4/2009	$120,000	$381	$953,199	$40,735
Kurtzman Carson Consultants LLC	Oct 1 – Oct 31, 2009	$87,334	Magna Entertainment Corp.	Wire Payment	12/23/2009	$31,031	$56,303	$1,085,149	$56,303
Pachulski, Stang, Ziehl & Jones LLP								$102,902	$17,267

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 30 – December 31, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID — CONTINUATION SHEET

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Fasken Martineau DuMoulin LLP	Sep 1 – Sep 30, 2009	$20,457	Magna Entertainment Corp.	Wire Payment	11/30/2009	$20,285	$172	$108,039	$816
The Garden City Group, Inc.								$9,991	$119
Mayer Brown LLP	Oct 1 – Oct 31, 2009	$21,727	Magna Entertainment Corp.	113828	12/10/2009	$21,644	$83	$160,489	$5,341
Young Conaway Stargatt & Taylor, LLP								$67,323	$7,944
Sidley Austin LLP	Sep 1 – Oct 31, 2009	$2,457,717	Magna Entertainment Corp.	Paid Via DIP Loan Advance	12/30/2009	$2,319,942	$137,775	$4,076,966	$239,609
Davies Ward Phillips & Vineberg LLP	Sep 1 – Sep 30, 2009	$23,970	Magna Entertainment Corp.	Paid Via DIP Loan Advance	12/18/2009	$22,936	$1,034	$150,202	$5,204
Shearman & Sterling LLP								$8,683
Illumina Partners Inc.	Aug 11 – Oct 10, 2009	$101,269	Magna Entertainment Corp.	Paid Via DIP Loan Advance	12/18/2009	$100,280	$989	$100,280	$989

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 30 – December 31, 2009

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising	69,041	140,489
Auto and Truck Expense
Bad Debts		3,354
Contributions
Employee Benefits Programs	15,580	363,922
Insider Compensation*	159,863	1,113,796
Insurance	155,528	1,445,957
Management Fees/Bonuses	(418,006)	(7,978,362)
Office Expense	(14,246)	31,129
Pension & Profit-Sharing Plans
Repairs and Maintenance	18,118	228,964
Rent and Lease Expense	8,521	303,872
Salaries/Commissions/Fees	144,973	2,667,535
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	61,143	538,032
Utilities
Other (attach schedule)	233,299	2,653,742
Total Operating Expenses Before Depreciation	433,814	1,512,430
Depreciation/Depletion/Amortization	1,560,790	8,309,228
Net Profit (Loss) Before Reorganization Items	(1,994,604)	(9,821,658)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	(58,046)	(315,327)
Interest Expense	(11,243,589)	25,774,633
Other Expense (attach schedule)	153,316	1,993,086
Net Profit (Loss) Before Reorganization Items	9,153,715	(37,274,050)
REORGANIZATION ITEMS
Professional Fees	3,683,845	18,215,703
U.S. Trustee Quarterly Fees		51,264
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)	992	87,577
Total Reorganization Expenses	3,684,837	18,354,544
Income Taxes		4,621,440
Net Profit (Loss)	$5,468,878	$(60,250,034)

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 30 – December 31, 2009

STATEMENT OF OPERATIONS - continuation sheet

	Month	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY

Other Expenses
Write Off of Deferred costs		825,864
TVG Litigation costs	153,316	1,167,222

Other Operational Expenses

Other Income
ATM Revenues	18,164	269,077
Other Miscellanceous	(118)	6,250
Sponsorship Revenue	40,000	40,000

Other Operating Expenses
Memberships & Subscriptions	7,110	51,969
Audit Fees		(107,588)
Tax Fees	35,896	628,048
Legal Expenses	50,411	417,497
Consulting Fees	14,777	228,045
Shareholder Info	9,853	100,874
Trademarks & Logos	821	11,613
Filing & Lobbying	1,901	149,125
MSI Intercompany Fees	57,682	474,922
Bank Service Charges	16,558	225,158
Recruiting		60,000
Foreign Exchange (Gain) / Loss	38,290	414,079
Other Reorganization Expenses
Air and Ground Travel	938	3,547
Meals	54	155
Office Expense		35
Insurance Service Fees		24,840
E&Y Bankruptcy Retention Fees		59,000

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 30 – December 31, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	4,402,557	806,435
Restricted Cash and Cash Equivalents (see continuation sheet)	52,719,420
Accounts Receivable (Net)	359,052	539,865
Notes Receivable
Inventories
Prepaid Expenses	3,955,985	4,201,995
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$61,437,014	$5,548,295
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	10,988,926	10,972,271
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	(9,533,884)	(9,299,978)
TOTAL PROPERTY & EQUIPMENT	$1,455,042	$1,672,293
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)	1,035,175,941	1,023,855,318
TOTAL OTHER ASSETS	$1,035,175,941	$1,023,855,318
TOTAL ASSETS	$1,098,067,997	$1,031,075,906

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	3,005,065
Taxes Payable (refer to FORM MOR-4)
Wages Payable	35,495
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments	18,466,400
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)	89,629,112	6,269,666
TOTAL POSTPETITION LIABILITIES	$111,136,072	$6,269,666
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	235,668,277	216,123,174
Priority Debt
Unsecured Debt	228,368,585	225,537,969
TOTAL PRE-PETITION LIABILITIES	464,036,862	441,661,143

TOTAL LIABILITIES	$575,172,934	$447,930,809
OWNER EQUITY
Capital Stock	701,630,421	701,630,421
Additional Paid-In Capital	4,149,000	4,149,000
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(122,634,324)	(122,634,324)
Retained Earnings - Postpetition	(60,250,034)
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$522,895,063	$583,145,097
TOTAL LIABILITIES AND OWNERS EQUITY	$1,098,067,997	$1,031,075,906

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 30 – December 31, 2009

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets
Investments in subsidiaries	525,744,326	523,543,107
Income Taxes Receivable	11,168,218	13,110,591
Deferred taxes Receivable	89,794,850	89,781,850
Other Assets	11,686,653	8,178,857
Intercompany Receivable from MEC Holdings (USA) Inc.	(2,741,516)	3,769,683
Intercompany Payable to MEC Holdings (Canada) Inc.	(433,133)	(358,867)
Intercompany Receivable from MEC Dixon Inc.	12,393,454	15,335,309
Intercompany Receivable from Magna Racino	548,613	484,635
Intercompany Receivable from Santa Anita Co. Inc.	74,618,258	72,999,028
Intercompany Payable to San Luis Rey Downs	(6,962,032)	(7,106,529)
Intercompany Payable to Pacific Racing	839,212	(1,406,389)
Intercompany Payable to Bay Meadows	(23,809,872)	(23,818,104)
Intercompany Receivable from Lone Star Park	4,786,507	1,909,994
Intercompany Receivable from Gulfstream Park	100,200,006	105,212,712
Intercompany Receivable from GPRA Training Center	79,839,470	79,655,973
Intercompany Receivable from GPRA Commercial Enterprises Inc.	28,709,240	17,930,982
Intercompany Payable to Sunshine Meadows Racing	(1,602,019)	(458,456)
Intercompany Receivable from MJC Laurel Park	36,259,440	34,313,644
Intercompany Receivable from MJC Pimlico	16,573,373	13,486,004
Intercompany Receivable from MJC Bowie	793,287	789,365
Intercompany Receivable from Remington Park	13,107,382	20,986,871
Intercompany Receivable from Thistledown	15,757,755	12,843,147
Intercompany Payable to MEC Racing Pennsylvania Inc.	(2,677,457)	(2,814,367)
Intercompany Receivable from Pennsylvania Racing Services Inc.	3,366,669	3,403,680
Intercompany Receivable from MEC Oregon Racing	13,492,804	13,004,877
Intercompany Receivable from Multnomah	800,822	800,822
Intercompany Receivable from MI Racing Inc.	18,513,468	18,541,298
Intercompany Receivable from DLR Inc.	1,001,180	1,001,081
Intercompany Receivable from OTL Inc.	115,637	115,552
Intercompany Payable to MGE	(21,137,237)	(20,780,578)
Intercompany Receivable from MI Developments	504,859	983,490
Intercompany Receivable from 1180482 Ontario Inc.	2,169	2,169
Intercompany Receivable from MEC Bedding	10,285,136	10,273,706
Intercompany Receivable from MEC Land Holdings	8,940,621	8,940,621
Intercompany Payable to Palm Meadows Residential	(1,920,119)	(1,920,119)
Intercompany Payable to XpressBet	(21,567,302)	(22,065,651)
Intercompany Receivable from HRTV	35,908,662	36,759,971
Intercompany Payable to Fontana Housing	(26,158,386)	(27,682,115)
Intercompany Receivable from SBI	230,300	230,300
Intercompany Receivable from MEC Maryland Investment Inc.	18,027,915	18,027,915
Intercompany Receivable from MEC NY Acquisitions, Inc.	9,330	9,330
Intercompany Receivable from Amtote	10,165,398	5,839,929

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 30 – December 31, 2009

BALANCE SHEET - continuation sheet

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
Audit Accrual	186,276	471,172
Tax Accrual	391,250	269,166
Group RSP	55,926	38,183
Due to Magna International Inc.	984,563	1,109,176
Interest Accrual on Convertible Debentures	4,058,334	3,855,417
Interest Accrual on BMO Loan	266,197	—
Estimated IBNR	7,000	7,000
401K	82,595	—
NTRA Dues	69,041	—
Severance Accrual	175,801	162,619
Legal Accrual	263,561	79,500
FSA Employee Deductions	—	275
ATM Settlement for the Tracks	—	7,344
Consulting Fees	16,089	9,814
Zurich Claim service fee	—	50,000
Zurich Oct and Dec invoices	165,331	—
Directors Fees	—	210,000
Bankruptcy Professional Fees Accrual	3,035,138	—
Proceeds received on sale of Remington Park in December 2009 for sale closing on January 1, 2010	79,872,010	—
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 30 – December 31, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.  Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	175,206		89,611	427,812	2,312,436	3,005,065
Wages Payable	35,495					35,495
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments	18,466,400					18,466,400
Professional Fees
Amounts Due to Insiders*
Other: Accrued Liabilities	89,629,112					89,629,112
Other:
Total Postpetition Debts	108,306,213		89,611	427,812	2,312,436	111,136,072

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).